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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                           CURRENT REPORT PURSUANT TO
                           SECTION 13 OR 15(D) OF THE
                        SECURITIES EXCHANGE ACT OF 1934

                                 MARCH 9, 2000
                                 -------------
                Date of report (Date of earliest event reported)

                      INTERNATIONAL FUEL TECHNOLOGY, INC.
            ------------------------------------------------------
            (Exact Name of Registrant as Specified in its Charter)

                                     NEVADA
                                     ------
                 (State or Other Jurisdiction of Incorporation)

           000-25367                                  88-0357508
           ---------                                 -----------
     (Commission File Number)            (IRS Employer Identification No.)


        7777 BONHOMME, SUITE 1920, ST. LOUIS, MISSOURI           63105
        ----------------------------------------------           -----
           (Address of Principal Executive Offices)            (Zip Code)


                                 (314) 727-3333
                                 --------------
              (Registrant's Telephone Number, Including Area Code)


                                      N/A
                                      ---
         (Former Name or Former Address, if Changed Since Last Report)

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                      INTERNATIONAL FUEL TECHNOLOGY, INC.


                                    FORM 8-K

ITEM 4: CHANGES IN REGISTRANT'S CERTIFYING ACCOUNTANT.

     On March 7, 2000, the Registrant engaged the firm of BDO Seidman, L.L.P. as Registrant's independent accountant to audit the Registrant's financial statements at December 31, 1999 and for the year then ended, as well as future financial statements.


                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                         INTERNATIONAL FUEL TECHNOLOGY, INC.


Date: March 9, 2000
                              By: /s/ William J. Lindenmayer, President
                                 ---------------------------------------
                                  William J. Lindenmayer, President